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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                 March 15, 2000
                       (Date of Earliest Event Reported)

                        MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

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
              333-56575                              13-3375162
       (Commission File Number)          (IRS Employer Identification No.)
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                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000

             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)
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ITEM 5.  OTHER EVENTS

     Morgan Stanley Aircraft Finance ("MSAF") reports that on March 15, 2000 it consummated a securitization of 29 aircraft previously purchased by affiliates of Morgan Stanley Dean Witter & Co. ("MSDW"). Simultaneously with the securitization, MSAF also refinanced its subclass A-1 notes.

     In connection with the securitization and refinancing, MSAF issued five subclasses of notes (the "NEW NOTES"). The New Notes were offered to qualified institutional buyers in the United States under Rule 144A and outside the United
States under Regulation S. As required by the indenture under which MSAF's notes issued on March 3, 1998 were issued (the "INDENTURE") (such notes, other than the refinanced subclass A-1 notes, the "1998 NOTES"), MSAF received confirmation from the Rating Agencies (as defined in the Indenture) of the following ratings of the 1998 Notes:

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
                                                                             RATING AGENCIES
                                                              ---------------------------------------------
                                                              STANDARD & POOR'S    MOODY'S    DUFF & PHELPS
                                                              -----------------    -------    -------------
Subclass A-2 Notes..........................................      AA                Aa2          AA
Subclass B-1 Notes..........................................      A                 A2           A
Subclass C-1 Notes..........................................     BBB               Baa2         BBB
Subclass D-1 Notes..........................................      BB                Ba2          BB

     Upon consummation of the securitization and refinancing, MSAF acquired the 29 additional aircraft. MSAF's enlarged portfolio, including the 29 additional aircraft and related leases, supports its obligations under both the 1998 Notes and the New Notes. Attached as Exhibit 1 is a description of MSAF's enlarged portfolio.

     In connection with the securitization and refinancing, MSAF revised its assumptions about its performance in future years. Attached as Exhibit 2 are the new assumptions, based upon the enlarged MSAF portfolio. Based on the new assumptions, the tables showing possible future revenue scenarios or stresses that MSAF previously disclosed for the 1998 Notes also changed. Attached as
Exhibit 3 are new stress tables for the 1998 Notes. Also under the new assumptions and with the enlarged portfolio, MSAF's assumed monthly lease rentals and assumed portfolio values changed. These are attached as Exhibits 4 and 5, respectively. The new assumptions and stress tables do not affect the payment terms of the 1998 Notes, but merely represent a revised illustration of the effects of factors that are likely to significantly affect MSAF's performance in future years.

     Upon consummation of the securitization and refinancing, in accordance with
Section 3.11 of the Indenture, each of the Class Percentages (as defined in the Indenture) for MSAF's class A notes and class B notes and each of the Target
Principal Balances (as defined in the Indenture) for MSAF's class C notes and class D notes were adjusted to take into account the acquisition of the 29 additional aircraft, as determined by MSAF's controlling trustees. Attached as Exhibits 6, 7, 8, and 9, respectively, are the resulting Class A Class
Percentages, Class B Class Percentages, Class C Target Principal Balances and
Class D Target Principal Balances.

     In accordance with Section 3.11 of the Indenture, no Pool Factor or Extended Pool Factor (as defined in the Indenture) for any subclass of the 1998
Notes were adjusted. Attached as Exhibits 10 and 11, respectively, are the Pool
Factors and Extended Pool Factors for all of MSAF's notes (including the New
Notes).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          MORGAN STANLEY AIRCRAFT FINANCE

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Date: March 15, 2000                           By: /s/ SCOTT PETERSON
                                                   ------------------------------------------
                                                   Signatory Trustee
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                                 EXHIBIT INDEX

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Exhibit 1...................................................  MSAF's Portfolio
Exhibit 2...................................................  MSAF's Performance Assumptions
Exhibit 3...................................................  Stress Tables
Exhibit 4...................................................  Monthly Lease Rentals
Exhibit 5...................................................  Assumed Portfolio Values
Exhibit 6...................................................  Class A Class Percentages
Exhibit 7...................................................  Class B Class Percentages
Exhibit 8...................................................  Class C Target Principal
                                                              Balances
Exhibit 9...................................................  Class D Target Principal
                                                              Balances
Exhibit 10..................................................  Pool Factors
Exhibit 11..................................................  Extended Pool Factors

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